UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

May 12, 2026

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

    On May 12, 2026, the Company held its annual meeting of shareholders (the "Annual Meeting"). As of March 13, 2026, the record date for the Annual Meeting, there were a total of 365,340,191 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 342,882,129 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

    The shareholders of the Company voted on the following items at the Annual Meeting:

1.Election of the directors nominated by the Board of Directors of the Company.

Nominee	For	Against	Abstain	Broker Non-Votes
Brady Brewer	316,053,034	783,843	104,266	26,940,986
Richard Dickson	315,941,555	907,930	91,658	26,940,986
Elisabeth B. Donohue	315,450,561	1,394,508	96,074	26,940,986
Robert J. Fisher	245,091,202	71,752,419	97,522	26,940,986
William S. Fisher	301,160,390	15,684,029	96,724	26,940,986
Jody Gerson	316,405,523	420,430	115,190	26,940,986
Kathryn Hall	316,399,247	437,480	104,416	26,940,986
Amy Miles	314,417,282	2,381,075	142,786	26,940,986
Chris O’Neill	316,424,933	394,036	122,174	26,940,986
Mayo A. Shattuck III	297,443,867	19,386,049	111,227	26,940,986
Tariq Shaukat	316,351,789	447,174	142,180	26,940,986

Based on the votes set forth above, the director nominees were duly elected.

2.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountant for the fiscal year ending on January 30, 2027.

For	Against	Abstain
324,713,712	19,051,976	116,441

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company’s independent accountant for the fiscal year ending on January 30, 2027, was duly ratified.

3.Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
298,793,036	18,023,387	124,720	26,940,986

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved on an advisory basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: May 15, 2026	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal and Compliance Officer